Supplement to
Fidelity's Broadly Diversified
International Equity Funds
December 30, 2006
Prospectus

The following information replaces the biographical information for Leon Tucker in the "Fund Management" section on page 19.

John Lo is co-manager of Global Balanced Fund, which he has managed since February 2007. Since joining Fidelity Investments in 1993, Mr. Lo has worked as both an investment analyst and as a portfolio manager. In conjunction with his portfolio management responsibilities, he is currently the country head of Equity Investments for Fidelity International Limited in Singapore.

IBD-07-01 February 14, 2007
1.474896.126